EXHIBIT 10.22

FOURTH AMENDMENT TO GUARANTY AGREEMENT

THIS FOURTH AMENDMENT TO GUARANTY AGREEMENT (this “Fourth Amendment”), dated effective as of December 7, 2016, is entered into among the parties listed on the signature pages hereof as Guarantors (collectively, the “Guarantors”), and BANK OF AMERICA, N.A. (the “Guarantied Party”, and collectively with any Affiliates thereof, the “Guarantied Parties”).

BACKGROUND

A. The Guarantors and the Guarantied Party are parties to that certain Guaranty Agreement, dated as of March 1, 2013, as amended by that certain First Amendment to Guaranty Agreement, dated as of February 7, 2014, that certain Second Amendment to Guaranty Agreement, dated as of June 11, 2014, and that certain Third Amendment to Guaranty Agreement, dated as of January 16, 2015 (said Guaranty Agreement, as amended, the “Guaranty Agreement”).  The terms defined in the Guaranty Agreement and not otherwise defined herein shall be used herein as defined in the Guaranty Agreement.

B. The parties to the Guaranty Agreement desire to make certain amendments to the Guaranty Agreement.
C. The Guarantied Party hereby agrees to amend the Guaranty Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Guarantors and the Guarantied Party covenant and agree as follows:

1. AMENDMENTS.
(a) Section 1 of the Guaranty Agreement is hereby amended on and as of the First Amendment Effective Date by adding the following defined terms thereto to read as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 7, 2016, among HOT-L.P., Limited, the Lenders and the Guarantied Party, as Administrative Agent.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

“Qualified Acquisition” means an Acquisition by Limited or any Subsidiary, which Acquisition has been designated to the Purchaser in a Qualified Acquisition Notice as a “Qualified Acquisition”, provided that (a) the aggregate Acquisition Consideration is greater than $150,000,000 and (b) at the time of such Acquisition, the unpaid principal balance of the 2011 Senior Notes shall have been paid in full.

“Qualified Acquisition Notice” means a written notice from Limited to the Purchaser (a) delivered not later than 5 days prior to the date of closing of the proposed Qualified Acquisition and (b) which describes the Qualified Acquisition which is the basis for such request (including, without limitation, a pro forma calculation of the Leverage Ratio immediately prior to and after giving effect to such Qualified Acquisition, which calculation shall indicate that the Leverage Ratio immediately prior to such Qualified Acquisition is not greater than 3.50 to 1.00), and otherwise in form reasonably satisfactory to the Purchaser.

(b) Section 8(b)(9) of the Guaranty Agreement is hereby amended on and as of the First Amendment Effective Date to read as follows:

(9)Investments as a result of Acquisitions, if each of the following conditions has been satisfied:  (i) immediately before and after giving effect to such Acquisition, no Default shall have occurred and be continuing, (ii)(A) if such Acquisition is a Qualified Acquisition, immediately before and after giving effect to such Acquisition, HOT-L.P. is in compliance with Section 8(k)(3) or (B) if such Acquisition is not a Qualified Acquisition, immediately before and after giving effect to such Acquisition,  the Leverage Ratio on a pro forma basis is not greater than (y) 3.00 to 1.00 if any of the 2011 Senior Notes are outstanding and (z) 3.25 to 1.00 if the 2011 Senior Notes are not outstanding or the maximum leverage ratio permitted under the 2011 Senior Note Agreement is increased to 3.50 to 1.00, (iii) immediately before and after giving effect to such Acquisition, Liquidity will be at least $25,000,000, (iv) such Acquisition shall not be opposed by the board of directors or similar governing body of the Person or assets being acquired and (v) if the Acquisition results in a Domestic Subsidiary being acquired having a net worth at the time of such Acquisition of more than $10,000,000, such Subsidiary shall execute and deliver to the Purchaser (x) a supplement to this Guaranty Agreement, (y) incumbency certificate, Organization Documents and documents evidencing due organization, valid existence, good standing and qualification to do business, and (z) a favorable opinion of counsel to such Person located in the jurisdiction of organization of such Person, in form, content and scope reasonably satisfactory to the Purchaser;

(c) Section 8(k)(3) of the Guaranty Agreement is hereby amended on and as of the First Amendment Effective Date to read as follows:

(3)Leverage Ratio.  Permit the Leverage Ratio to be greater than (i) 3.25 to 1.00 at any time during which any of the 2011 Senior Notes are outstanding and (ii) 3.50 to 1.00 at any time during which the 2011 Senior Notes are not outstanding or the maximum leverage ratio permitted under the 2011 Senior Note Agreement is increased to 3.50 to 1.00; provided, however, notwithstanding the foregoing, and following the delivery of a Qualified Acquisition Notice, (A) for the fiscal quarter in which such Qualified Acquisition is consummated, the Leverage Ratio shall not at any time during thereof exceed 4.25 to 1.00, (B) for the first, second and third fiscal quarters immediately following the fiscal quarter in which such Qualified Acquisition was consummated, the Leverage Ratio shall not at any time during thereof exceed 4.00 to 1.00, and (C) for the fourth fiscal quarter immediately following the fiscal quarter in which such Qualified

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Acquisition was consummated, the Leverage Ratio shall not at any time during thereof exceed 3.75 to1.00.

(d) Exhibit A, the Compliance Certificate, is hereby amended to be in the form of Exhibit A to this Fourth Amendment.
2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each of the Guarantors represents and warrants that, as of the First Amendment Effective Date:

(a) the representations and warranties contained in the Guaranty Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) each Guarantor has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Guarantors, and (iii) this Fourth Amendment and the Guaranty Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Guarantors, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Fourth Amendment or the Guaranty Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of any of the Guarantors, or any indenture, agreement or other instrument to which the Guarantors or any of their respective property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by any of the Guarantors of this Fourth Amendment.

3. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall be effective upon satisfaction or completion of the following:
(a) the Guarantied Party shall have received counterparts of this Fourth Amendment executed by each of the Guarantors and acknowledged by the Borrower;
(b) the representations and warranties set forth in Section 2 above shall be true and correct; and

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(c) the Guarantied Party shall have received, in form and substance satisfactory to the Guarantied Party and its counsel, such other documents, certificates and instruments as the Guarantied Party shall reasonably require.

4. REFERENCE TO THE GUARANTY AGREEMENT.

(a) Upon the effectiveness of this Fourth Amendment, each reference in the Guaranty Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Guaranty Agreement, as affected and amended hereby.

(b) The Guaranty Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES.  The Guarantors agree to pay on demand all reasonable costs and expenses of the Guarantied Party in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Guarantied Party with respect thereto).

6. BORROWER’S ACKNOWLEDGMENT.  By signing below, the Borrower (a) acknowledges, consents and agrees to the execution, delivery and performance by the Guarantors of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its obligations under the Loan Agreement.

7. REPLACEMENT.  This Fourth Amendment replaces in all respects that certain Third Amendment to Guaranty Agreement, dated as of December 7, 2016, among the Guarantors and the Guarantied Party, the terms and provisions of which shall be null and void.

8. EXECUTION IN COUNTERPARTS.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Guarantied Party (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9. GOVERNING LAW; BINDING EFFECT.  This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

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10. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

11. ENTIRE AGREEMENT.  THE GUARANTY AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT

ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first set forth above.

a Texas limited partnership

HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

a Bermuda company

a Texas corporation

a Texas limited partnership

HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

a Texas limited partnership

HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

a Nevada corporation

a New York corporation

a Massachusetts corporation

a Massachusetts corporation

a Delaware limited liability company

a Delaware limited liability company

an Oregon limited liability company

HEALTHY DIRECTIONS PUBLISHING, LLC,
a Delaware limited liability company

/s/ Brian L. Grass
Brian L. Grass
Title for all: Chief Financial Officer

Signature Page to Fourth Amendment to Guaranty Agreement

GUARANTORS:

HELEN OF TROY L.P.,
a Texas limited partnership

By:HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

HELEN OF TROY LIMITED,
a Bermuda company

HELEN OF TROY LIMITED,

a Barbados corporation

HOT NEVADA, INC.,

a Nevada corporation

HELEN OF TROY NEVADA CORPORATION,

a Nevada corporation

HELEN OF TROY TEXAS CORPORATION,
a Texas corporation

IDELLE LABS LTD.,
a Texas limited partnership

By:HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

OXO INTERNATIONAL LTD.,
a Texas limited partnership

By:HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

PUR WATER PURIFICATION PRODUCTS, INC.,
a Nevada corporation

KAZ, INC.,
a New York corporation

Kaz USA, Inc.,
a Massachusetts corporation

KAZ CANADA, INC.,
a Massachusetts corporation

HEALTHY DIRECTIONS, LLC,
a Delaware limited liability company

DOCTORS’ PREFERRED, LLC,
a Delaware limited liability company

STEEL TECHNOLOGY, LLC,
an Oregon limited liability company

HEALTHY DIRECTIONS PUBLISHING, LLC,
a Delaware limited liability company

By:/s/ Brian L. Grass
Brian L. Grass
Title for all: Chief Financial Officer

Signature Page to Fourth Amendment to Guaranty Agreement

HELEN OF TROY MACAO COMMERCIAL OFFSHORE LIMITED, a Macau corporation By:/s/ Vincent D. Carson Name: Vincent D. Carson Title: Director

NOTARIAL CERTIFICATE OF BRIAN L. GRASS

NOTARY PUBLIC DO HEREBY CERTIFY AND ATTEST that on the day of the date hereof personally came and appeared before me Brian L. Grass, the duly authorized Chief Financial Officer of Helen of Troy Limited, a Barbados corporation, one of the executing parties to the within written document and did in my presence sign and deliver the same as and for his free and voluntary act and deed.

IN FAITH AND TESTIMONY WHEREOF I the said Rosemary Vasquez have hereunto set and subscribed my name and caused my Seal of Office to be hereunto put and affixed this 24th day of January, 2017.

Signature Page to Fourth Amendment to Guaranty Agreement

GUARANTIED PARTY:

BANK OF AMERICA, N.A., as Guarantied Party

By:/s/ Adam Rose

Name:Adam Rose
Title:SVP

Signature Page to Fourth Amendment to Guaranty Agreement